UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 17, 2025

KILROY REALTY CORPORATION
KILROY REALTY, L.P.
(Exact name of registrant as specified in its charter)

Kilroy Realty Corporation	Maryland	001-12675	95-4598246
	(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Kilroy Realty, L.P.	Delaware	000-54005	95-4612685
	(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
12200 W. Olympic Boulevard, Suite 200, Los Angeles, California, 90064
(Address of principal executive offices) (Zip Code)
(310)
481-8400
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Name of each exchange on which registered	Symbol
Kilroy Realty Corporation	Common Stock, $.01 par value	New York Stock Exchange	KRC
Securities registered pursuant to Section 12(g) of the Act:

Registrant	Title of each class
Kilroy Realty, L.P.	Common Units Representing Limited Partnership Interests
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).
Kilroy Realty Corporation:
Emerging growth company ☐
Kilroy Realty, L.P.:
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Kilroy Realty Corporation ☐                              Kilroy Realty, L.P. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
Chief Accounting Officer
As previously reported by Kilroy Realty Corporation (the “Company”) in a Current Report on Form
8-K
filed with
the
Securities and Exchange Commission on May 14, 2025, the Company and Merryl Werber, Senior Vice President, Chief Accounting Officer and Controller of the Company, agreed that Ms. Werber will continue with the Company in that position until her separation from employment with the Company as of January 9, 2026 or any earlier date on which her replacement is appointed.
On November 18, 2025, the Company’s Board of Directors (the “Board”) appointed Chandni Jalan as the Company’s Senior Vice President, Chief Accounting Officer effective December 2, 2025, and Ms. Werber will cease serving in that position as of that date. Ms. Werber will remain employed with the Company as the Senior Vice President, Senior Advisor to the Chief Financial Officer through January 9, 2026.
Ms. Jalan, age 41, joins the Company with over 20 years of global accounting and financial reporting experience. She joins the Company from Fruitist, a global blueberry producer, where she served as Chief Accounting Officer from June 2025 to November 2025. Prior to Fruitist, she served as Senior Vice President, Global Finance at CBRE Group, a global commercial real estate company. During her tenure at CBRE from December 2017 through March 2025, Ms. Jalan served in various roles, including Head of SEC Reporting, Technical Accounting and Accounting Policies, Head of Financial Controls, and Corporate Controller. Before joining CBRE, Ms. Jalan held positions at KPMG US, Moss Adams LLP, and BKD, LLP. Ms. Jalan holds a Bachelor in Business Administration (Accounting and MIS) from Creighton University, and is a (i) Certified Public Accountant in the State of California, (ii) Certified Information Systems Auditor, and (iii) Certified Information Technology Professional.
Pursuant to an offer letter, dated October 29, 2025, between Ms. Jalan and the Company, Ms. Jalan’s base salary will be $400,000 annually, her target annual cash bonus will be 75% of her base salary (for 2025, pro-rated
for the portion of the year she is employed with the Company), she is entitled to a signing bonus of $30,000 (which Ms. Jalan has agreed to repay to the Company if, within one year of her first day of employment, her employment is either voluntarily terminated by Ms. Jalan or terminated by the Company for cause), and she will receive a 2026 annual equity award from the Company with a target grant date value of 100% of her base salary (with half the award value expected to be in the form of Company restricted stock units scheduled to vest in three annual installments following the grant date (in each case, subject to Ms. Jalan’s continued employment with the Company through the vesting date) and half in Company stock units subject to both performance-based vesting conditions and a requirement of continued employment through a three-year cliff vesting date).
There are no arrangements or understandings between Ms. Jalan and any other persons pursuant to which she was selected as an officer of the Company. There are also no family relationships between Ms. Jalan and any director or executive officer of the Company, and Ms. Jalan does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation
S-K.
Executive Severance Plan and Delivery of
Non-Renewal
Notices for Executive Employment Agreements
On November 17, 2025, the Compensation Committee (the “Compensation Committee”) of the Board approved the Kilroy Realty Corporation Executive Severance Plan (the “Severance Plan”).
The Severance Plan is designed to provide greater cons
iste
ncy between the severance protections afforded to certain eligible officers of the Company and to ensure that severance protections provided are consistent with current market practices. In connection with the adoption of the Severance Plan, the Company: (1) delivered a notice of non-renewal
of the existing employment agreements by and between the Company, Kilroy Realty, L.P., and each of Justin W. Smart, the Company’s President, Jeffrey R. Kuehling, the Company’s Executive Vice President, Chief Financial Officer and Treasurer, Heidi R. Roth, the Company’s Executive Vice President, Chief Administrative Officer and Assistant Secretary, and Eliott L. Trencher, the Company’s Executive Vice President, Chief Investment Officer; and (2) designated each of Messrs. Smart, Kuehling, and Trencher, Ms. Roth, and A. Robert

Paratte, the Company’s Executive Vice President, Chief Leasing Officer, as well as certain other executive officers, as participants in the Severance Plan. Mr. Paratte and the certain other executive officers will commence participation in the Severance Plan immediately, while the participation of each of the other executives with existing employment agreements with the Company and Kilroy Realty, L.P. will be effective when the term of their existing employment agreement expires (March 1, 2026 as to the employment agreements with Messrs. Smart and Trencher, and Ms. Roth, and March 1, 2027 as to the employment agreement with Mr. Kuehling, and in each case subject to earlier termination in accordance with the provisions of the applicable agreement).
The Severance Plan provides that a participant will be entitled to the following severance benefits if the participant’s employment with the Company and Kilroy Realty, L.P. is terminated by the Company and Kilroy Realty, L.P. other than for “Cause” (as defined in the Severance Plan; and other than due to the participant’s death or disability) or if, following a “Change in Control” (as defined in the Severance Plan) of the Company, the participant resigns from employment due to “Good Reason” (as defined in the Severance Plan):

•
a cash severance benefit equal to one (1) times the sum of the participant’s annual rate of base salary then in effect plus the participant’s target annual bonus amount for the fiscal year in which the termination of employment occurs, to be paid in installments over 12 months; provided, however, that if the termination of the participant’s employment occurs on or within two years following a Change in Control of the Company, the participant’s cash severance benefit will equal one and one-half
(1.5) times the sum
of
the participant’s annual rate of base salary then in effect plus the participant’s target annual bonus amount for the fiscal year in which the termination of employment occurs and such benefit will be paid in a single lump sum;

•	any annual incentive bonus payable for the fiscal year preceding the year in which the termination of the participant’s employment occurs (to the extent otherwise unpaid);

•
a
pro-rated
target bonus for the fiscal year in which the termination of the participant’s employment occurs, with the pro-ration
based on the portion of such fiscal year in which the participant was employed with the Company and Kilroy Realty, L.P.; and

•	payment or reimbursement of the participant’s premiums to continue healthcare coverage under COBRA for up to 18 months.
The Severance Plan also provides that if a participant’s employment with the Company and Kilroy Realty, L.P. terminates as a result of the participant’s death or “Disability” (as defined in the Severance Plan), the participant will be entitled to receive any unpaid annual incentive bonus for the fiscal year preceding the year in which the participant’s employment terminates and a pro-rated
target annual bonus for the fiscal year in which the participant’s employment terminates.
A participant’s right to receive severance benefits under the Severance Plan is, other than for benefits payable due to the participant’s death, subject to the participant’s execution of a general release of claims in favor of the Company and Kilroy Realty, L.P.
The Severance Plan provides that, in connection with any severance event described above, any equity-based awards granted by the Company to the participant will be governed by the terms and conditions of the applicable award agreement.
The Severance Plan does not include a tax
“gross-up”
provision. Instead, if any payment or benefit in connection with a change in control of the Company would subject the participant to the excise tax imposed under Sections 280G and 4999 of the U.S. Internal Revenue Code (the “Excise Tax”), such payments and benefits will either be reduced (but not below zero) as necessary to avoid the participant incurring any Excise Tax or be paid in full (with the participant paying any Excise Tax due), whichever places the participant in the best after-tax
position.
The Severance Plan has an initial
two-year
term with an automatic
one-year
extension of the term occurring on each anniversary of the date the plan was adopted by the Compensation Committee, unless the Company delivers written notice to participants prior to such extension that the term will not be extended. In the event of a Change in Control during the term, the term of the Severance Plan will automatically be extended through the second anniversary of the date of the Change in Control.

The foregoing summary of the Severance Plan does not purport to be complete and is qualified in its entirety by reference to the text of the Severance Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits:

10.1*	Kilroy Realty Corporation Executive Severance Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kilroy Realty Corporation
Date: November 21, 2025
	By:	/s/ Lauren N. Stadler
Lauren N. Stadler Executive Vice President, General Counsel and Secretary
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kilroy Realty, L.P.
Date: November 21, 2025

	By:	Kilroy Realty Corporation
Its general partner

	By:	/s/ Lauren N. Stadler
Lauren N. Stadler Executive Vice President, General Counsel and Secretary